UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) June 6, 2002 (May 31, 2002)
                                                 -------------------------------

                          SearchHound.com, Inc.
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             (Exact name of registrant as specified in its charter)


      Nevada                          0-19471                      91-1942841
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  (State or other jurisdiction     (Commission                  (IRS Employer
         of incorporation)         File Number)              Identification No.)


         200 Main Street, Suite 305, Kansas City, Missouri         64105
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       (Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code:   (816) 960-3777
                                                      --------------------------


                                 Not applicable
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               (Former name or former address, if changed since last report)





Item 5.      OTHER EVENTS


On May 31, 2002 the Company entered into an asset sale agreement which sold certain assets related directly with two of the Company's subsidiary operations (Mesia.com and SpeakGlobally.com) to Bradley N. Cohen. Mr. Cohen is an officer and director of SearchHound.com, Inc. The net book value of the net assets sold to Mr. Cohen approximated $52,750 as of the date of sale. Pursuant to the asset sale agreement the Company agreed to transfer such assets to Mr. Cohen in settlement of the following:

1)an employment agreement with Mr. Cohen dated September 1, 2000, 2) all accrued but unpaid compensation owed to Mr. Cohen which approximated $100,000 as of the date of sale, and 3) a promissory note payable to Cohen Capital Technologies, LLC. in the amount of $285,000 as of the date of sale.

In addition, SearchHound.com, Inc., agreed to pay Mr. Cohen $7,500 in cash, in exchange for, and in sole consideration and settlement of any other liabilities of SearcHound.com, Inc. to Mr. Cohen that may exist as of May 31, 2002, including, but not exclusively, the liabilities that accrue pursuant to a Promissory Note to Mr. Cohen with a principle amount of $147,030.41, dated March 20, 2002, and any liability that may exist pursuant to the Employment Agreement between SearchHound.com, Inc. and Mr. Cohen dated September 1, 2000.

Concurrent with the asset sale agreement with Mr. Cohen, Mr. Cohen tendered his resignation from SearchHound.com, Inc. and as a member of the Board of Directors.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              SearchHound.com, Inc.

Date:  June 6, 2002         By:/s/ David Mullikin
       ---------------        --------------------------------------------------
                              David Mullikin, President & CEO








                                  EXHIBIT INDEX

Exhibit No.             Description of Exhibit

99.1			Asset Purchase Agreement by and between SearchHound.com,
			Inc. and Bradley N. Cohen.


99.2			Payment and Release Agreement by and between
			SearchHound.com, Inc. and Bradley N. Cohen.

99.3			Employment Agreement (previously provided to the
			Commission)







Exhibit 99.1

	ASSET PURCHASE AGREEMENT

	between

	SearchHound.com, Inc.

	and

	Cohen Capital Technologies, LLC.

	May 29, 2002


	This Agreement is entered into on May 29, 2002 by and between SearchHound.com, Inc., a Nevada corporation (the "Target") and, Cohen Capital Technologies, LLC, a Missouri limited liability company (the "Buyer"). The Buyer and the Target are referred to collectively herein as the "Parties."

	The Buyer desires to purchase from Target the Acquired Assets, as defined herein.

	Now, therefore, in consideration of the premises and the mutual promises herein made, and in consideration of the representations, warranties, and covenants herein contained, the Parties agree as follows.

	1. Basic Transaction.

	(a) Purchase and Sale of Assets. On and subject to the terms and conditions of this Agreement, the Buyer hereby sells, transfers, conveys, and delivers to the Buyer, all of the Acquired Assets for the consideration specified below in Paragraph 1(c). For purposes of this Agreement, the term Acquired Assets shall be the assets described and listed in Exhibit A.

	(b) Assumption of Liabilities. No liabilities shall be assumed by Buyer.

	(c) Purchase Price. The Purchase Price shall equal the outstanding balance owed by Target to Buyer pursuant to a certain Promissory Note dated July 11, 2000 with a principle balance of Two Hundred Eighty-Five Thousand Dollars ($285,000.00), a copy of which is attached hereto as Exhibit C, that was assigned to Buyer by Cohen Capital Technologies, LLC (the "Note").

	The Parties hereto acknowledge that, per an independent valuation, the value of the Acquired Assets is equal to Twenty Thousand Dollars ($20,000.00). As a result, the difference in the value of the Acquired Assets and the amounts owed pursuant to the Note shall be deemed
	forgiven.   Buyer hereby releases Target from any and all liability that
	Target may have to it related to the Note.

	(d) Allocation. The Parties agree to allocate the Purchase Price among the Acquired Assets for all purposes (including financial accounting and tax purposes) in accordance with the allocation schedule attached hereto as Exhibit A.

	2. Representations and Warranties of the Target. The Target represents and warrants to the Buyer that the statements contained in this Paragraph 2 are correct and complete as of the date of this Agreement.

	(a) Organization of the Target. The Target is a corporation, duly organized, validly existing, and in good standing under the laws of the jurisdiction of its incorporation.

	(b) Authorization of Transaction. The Target has full power and authority to execute and deliver this Agreement and to perform its obligations hereunder.

	(c) Noncontravention. Neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which the Target is subject or any provision of its charter or Bylaws. The Target does not need to give any notice to, make any filing with, or obtain any authorization, consent, or approval of any government or governmental agency in order for the Parties to consummate the transactions described in this Agreement.

	(d) Brokers' Fees. The Target has no liability or obligation to pay any fees or commissions to any broker, finder, or agent with respect to the transactions contemplated by this Agreement for which the Buyer could become liable or obligated.

	(e) Title to Tangible Assets. The Target has good and marketable title to the Acquired Assets.

	(f) Legal Compliance. To the Knowledge of the Target, the Target has complied with all applicable laws (including rules, regulations, codes, plans, injunctions, judgments, orders, decrees, rulings, and charges thereunder) of federal, state, local, and foreign governments (and all agencies thereof), except where the failure to comply would not have a material adverse effect upon the financial condition of the Target.

	3. Representations and Warranties of the Buyer. The Buyer represents and warrants to the Target that the statements contained in this Paragraph 3 are correct and complete as of the date of this Agreement and will be correct and complete.

	(a) Organization of the Buyer. The Buyer is a limited liability company, duly organized, validly existing, and in good standing under the laws of the jurisdiction of its organization.

	(b) Authorization of Transaction. The Buyer has full power and authority to execute and deliver this Agreement and to perform its obligations hereunder.

	(c) Noncontravention. Neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which the Buyer is subject or any provision of its charter or Operating Agreement. The Buyer does not need to give any notice to, make any filing with, or obtain any authorization, consent, or approval of any government or governmental agency in order for the Parties to consummate the transactions described by this Agreement.

	(d) Brokers' Fees. The Buyer has no liability or obligation to pay any fees or commissions to any broker, finder, or agent with respect to the transactions contemplated by this Agreement for which the Target could become liable or obligated.

	4. Miscellaneous.

	(a) No Third-Party Beneficiaries. This Agreement shall not confer any rights or remedies upon any Person other than the Parties and their respective successors.

	(b) Entire Agreement. This Agreement (including the documents referred to herein) constitutes the entire agreement between the Parties and supersedes any prior understandings, agreements, or representations by or between the Parties, written or oral, to the extent they related in any way to the subject matter hereof.

	(c) Succession and Assignment. This Agreement shall be binding upon and inure to the benefit of the Parties named herein and their respective successors.

	(d) Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.

	(e) Headings. The section headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

	(f) Governing Law. This Agreement shall be governed by and construed in accordance with the domestic laws of the State of Missouri without giving effect to any choice or conflict of law provision or rule (whether of the State of Missouri or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Missouri.

	(g) Severability. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

	(h) Expenses. The Buyer and the Target will bear its own costs and expenses (including legal fees and expenses) incurred in connection with this Agreement and the transactions contemplated hereby.

	(l) Incorporation of Exhibits. The Exhibits identified in this Agreement are incorporated herein by reference and made a part hereof.


	*****

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement on the date first above written.

"BUYER"
Cohen Capital Technologies, LLC


By: _______________________
Roger L. Cohen, Member



"TARGET"
SearchHound.com, Inc.


By: ___________________________
Dave L. Mullikin, President and CEO




EXHIBIT A

Acquired Assets and Price Allocation

The term "Acquired Assets", as used in the foregoing Agreement, shall include the following:


a.	Media Data Division
b.	Mesia Division
c.	SpeakGlobally Division
d.	Equipment
a.	Servers
i.	Generic Mail Servers 1 U 	11 units
ii.	IBM Tower and Mail Servers 	3 units
iii.	Dell Tower 3 units
iv.	Load Balancers	2 units
v.	Switch and Router  2 Units
vi.	UPS Power Supply 1 Unit
vii.	Office Computers 2 Units
viii.	Desks 4 units
ix.	Chairs 2 units

The Acquired Assets shall include all of the assets in the Divisions named above, whether tangible or intangible, including all employees, websites, software, contracts with customers, contracts with independent contractors, all other contracts, data lists, accounts receivable, customer deposits, and customer lists.




EXHIBIT B


(insert Promissory Note)



Exhibit 99.2

Payment and Release



SEARCHHOUND.COM, INC. , a Nevada corporation ("Debtor"), hereby transfers and conveys $7,500, to BRAD COHEN ("Creditor"), a Missouri resident, in exchange for, and in sole consideration and settlement of any liabilities of Debtor to Creditor that exist as of the date hereof, specifically, but not exclusively, the liabilities that accrue pursuant to a certain Promissory Note with a principle amount of $147,030.41, dated March 20, 2002, and any liability that may exist pursuant to the Employment Agreement between Debtor and Creditor dated September 1, 2000.


"CREDITOR"
Brad Cohen


By: _______________________
Brad Cohen



"DEBTOR"
SearchHound.com, Inc.


By: _______________________
Dave L. Mullikin, President and CEO